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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 28, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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        Indiana                      000-21642              35-1617970
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
   of incorporation)                                    Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing that ATA Holdings Corp. has appointed Gilbert F. Viets as Executive Vice President and Chief Financial Officer.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated June 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ATA Holdings Corp.

Date: June 28, 2004               By: /s/ Brian T. Hunt
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                                  Name: Brian T. Hunt
                                  Title: Vice President & Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated June 28, 2004

     Gilbert F. Viets Named Chief Financial Officer of ATA Holdings Corp.

INDIANAPOLIS, June 28, 2004 - ATA Holdings Corp. (NASDAQ: ATAH) Chairman, President and CEO, George Mikelsons, today announced the appointment of Gilbert
F. Viets as Executive Vice President and Chief Financial Officer.

Viets will replace David M. Wing, who has left the Company to pursue other interests. "I would like to thank Dave Wing for his ten years of dedicated service to ATA, nine years as Controller and the past year as the Company's CFO," said Mikelsons.

"Gil Viets has brought excellent experience to ATA as a board member and Chairman of our Audit Committee. Now, I am pleased that Gil will join our senior management team and work full time on cutting our costs much more significantly and thereby improving the airline's profitability," said Mikelsons.

Viets, age 60, has served as an independent member of ATA Holdings Corp.'s Board of Directors and Chairman of the Audit Committee since May of 2003. He will be responsible for all corporate finance, treasury, financial reporting and SEC compliance activities. Viets' other responsibilities include tax planning, financial forecasting and the measurement of business segment profitability. In his new role, Viets will report to Mikelsons and will continue to serve on the Board of Directors.

Viets is a Certified Public Accountant and spent 35 years working in this capacity with Arthur Andersen LLP. Viets retired from Andersen in 2000 as managing partner of the Indianapolis office. He was a member of the firm's Transportation Industry Leadership Team. Viets has been a clinical professor in the Systems and Accounting Graduate Program of the Kelley School of Business at Indiana University, Bloomington, Ind. A graduate of Washburn University, Viets lives in Zionsville, Ind. He has been active in numerous civic organizations and currently serves on the finance committees of St. Vincent Hospital and Healthcare Center, Inc., both located in Indianapolis.


Now celebrating its 31st year of operation, ATA is the nation's 10th largest passenger carrier (based on revenue passenger miles) and one of the nation's largest low-fare carriers. ATA has the youngest, most fuel-efficient fleet among the major carriers, featuring new Boeing 737-800 and 757-300 aircraft. The airline operates significant scheduled service from Chicago-Midway, Hawaii, Indianapolis, New York and San Francisco to over 40 business and vacation destinations. Stock of the Company's parent Company, ATA Holdings Corp., is traded on Nasdaq Stock Exchange under the symbol "ATAH." For more information about the Company, visit the web site at www.ata.com.

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